Exhibit 99.1

NetScout Systems Reports Financial Results For Third Quarter Fiscal Year 2014

Q3 Revenue Up Year-over-Year; 21% GAAP; 20% Non-GAAP

Q3 Product Revenue Up Year-over-Year; 30% GAAP and Non-GAAP

Q3 EPS Up Year-over-Year: 58% GAAP; 39% Non-GAAP

WESTFORD, Mass.--(BUSINESS WIRE)--January 23, 2014--

Q3 FY 2014
	GAAP	Non-GAAP
Revenue	$110.4 million	$110.6 million
Net income	$17.3 million	$21.0 million
Net Income per share	$0.41	$0.50

NetScout Systems, Inc. (NASDAQ: NTCT), an industry leader for advanced application and service assurance solutions, today announced financial results for its third quarter of fiscal year 2014 ended December 31, 2013.

“We are pleased to report very strong performance with our third quarter results. For the first time, our company has crossed the $100 million quarterly revenue milestone,” said Anil Singhal, President and CEO of NetScout Systems. “Our results this quarter were driven by key factors, including new product introductions for the Enterprise sector, expanded deployments by Service Providers, and increased traction with our complementary Packet Flow Switch product line.” Mr. Singhal added, “Also, during this quarter, we officially received a patent for our unique Adaptive Session Intelligence, or ASI. ASI is our intelligence software providing real-time and actionable operational intelligence to our customers. It represents significant inventions associated with next generation analytics and scalability that further enables service assurance and business intelligence.”

Total GAAP revenue for the third quarter was $110.4 million; non-GAAP revenue was $110.6 million. A reconciliation of GAAP and non-GAAP results is included in the attached financial tables.

Product revenue for the third quarter, on a GAAP and non-GAAP basis was $68.6 million. Service revenue on a GAAP basis was $41.8 million and non-GAAP service revenue was $42.0 million.

GAAP net income for the third quarter was $17.3 million, or $0.41 per diluted share. GAAP income from operations was $27.3 million. On a non-GAAP basis, net income for the quarter was $21.0 million, or $0.50 per diluted share, and non-GAAP income from operations was $32.9 million.

  GAAP revenue increased 21% year-over-year and increased 20% sequentially. Non-GAAP revenue increased 20% year-over-year and increased 20% sequentially.
  GAAP and non-GAAP product revenue increased 30% year-over-year and increased 31% sequentially.
  GAAP operating margin was 25%, up six points from a year ago and up eight points sequentially. Non-GAAP operating margin was 30%, up four points from a year ago and up five points sequentially.
  As of December 31, 2013, cash and cash equivalents and short and long-term marketable securities were $182.2 million, up $22.8 million from $159.4 million as of the end of the prior quarter.

Guidance:

With one quarter remaining, we are narrowing fiscal year 2014 guidance within the original range for GAAP and non-GAAP revenue. We expect GAAP revenue to be in the range of $391 million to $394 million and non-GAAP revenue to be in the range of $392 million to $395 million. We have narrowed GAAP net income per diluted share to be in the range of $1.12 to $1.14 and non-GAAP net income per diluted share to be in the range of $1.48 and $1.50.

For fiscal year 2014, the non-GAAP net income per diluted share expectation excludes the acquisition accounting adjustment to fair value of approximately $0.6 million for deferred revenue, forecasted share-based compensation expenses of approximately $12.8 million, estimated amortization of acquired intangible assets of approximately $6.7 million, compensation for post combination services of approximately $2.6 million, business development charges of approximately $0.5 million, the related impact of these adjustments on the provision for income taxes of $8.8 million and a tax offset for tax impact of non-GAAP reconciling items in loss jurisdictions of approximately $0.7 million.

CONFERENCE CALL INSTRUCTIONS:

NetScout invites shareholders to listen to its conference call today at 8:30 a.m. ET, which will be webcast live through NetScout’s website at http://ir.netscout.com/phoenix.zhtml?c=92658&p=irol-irhome. Alternatively, people can listen to the call by dialing (866)701-8242 for U.S./Canada and (763)416-6912 for international callers and using conference ID: 31690767. A replay of the call will be available after 11:30 a.m. ET on January 23, 2014 for approximately one week. The number for the replay is (855)859-2056 for U.S./Canada and (404)537-3406 for international callers. The conference ID is: 31690767.

Use of Non-GAAP Financial Information

To supplement the financial measures presented in NetScout's press release in accordance with accounting principles generally accepted in the United States ("GAAP"), NetScout also reports the following non-GAAP measures: non-GAAP revenue, non-GAAP net income and non-GAAP net income per diluted share. Non-GAAP revenue eliminates the GAAP effects of acquisitions by adding back revenue related to deferred revenue revaluation. Non-GAAP net income includes the foregoing adjustment and also removes inventory fair value adjustments, expenses related to the amortization of acquired intangible assets, stock-based compensation, restructuring, certain expenses relating to acquisitions including compensation for post-combination services and business development charges, net of related income tax effects. Non-GAAP diluted net income per share also excludes these expenses as well as the related impact of all these adjustments on the provision for income taxes.

These non-GAAP measures are not in accordance with GAAP, should not be considered an alternative for measures prepared in accordance with GAAP (revenue, net income and diluted net income per share), and may have limitations in that they do not reflect all of NetScout’s results of operations as determined in accordance with GAAP. These non-GAAP measures should only be used to evaluate NetScout’s results of operations in conjunction with the corresponding GAAP measures. The presentation of non-GAAP information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.

NetScout believes these non-GAAP financial measures will enhance the reader’s overall understanding of NetScout’s current financial performance and NetScout's prospects for the future by providing a higher degree of transparency for certain financial measures and providing a level of disclosure that helps investors understand how the Company plans and measures its own business. NetScout believes that providing these non-GAAP measures affords investors a view of NetScout’s operating results that may be more easily compared to peer companies and also enables investors to consider NetScout’s operating results on both a GAAP and non-GAAP basis during and following the integration period of NetScout’s acquisitions. Presenting the GAAP measures on their own would not be indicative of NetScout’s core operating results. Furthermore, NetScout believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures provide useful information to management and investors regarding present and future business trends relating to its financial condition and results of operations.

NetScout management regularly uses supplemental non-GAAP financial measures internally to understand, manage and evaluate its business and to make operating decisions. These non-GAAP measures are among the primary factors that management uses in planning and forecasting future periods.

About NetScout Systems, Inc.

NetScout Systems, Inc. (NASDAQ: NTCT) is the market leader in Unified Service Delivery Management enabling comprehensive end-to-end network and application assurance. For 29 years, NetScout has delivered breakthrough packet-flow technology that provides trusted and comprehensive real-time network and application performance intelligence enabling unified assurance of the network, applications and users. These solutions enable IT staff to predict, preempt and resolve network and service delivery problems while facilitating the optimization and capacity planning of the network infrastructure. NetScout nGenius® and Sniffer® solutions are deployed at more than 20,000 of the world’s largest enterprises, government agencies, and more than 165 service providers, on over one million physical and 2,000 virtual network segments to assure the network, applications, and service delivery to their users and customers. For more information about NetScout go to www.netscout.com.

Safe Harbor

Forward-looking statements in this release are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. Investors are cautioned that statements in this press release, which are not strictly historical statements, including without limitation, our financial guidance for fiscal 2014, constitute forward-looking statements which involve risks and uncertainties. Actual results could differ materially from the forward-looking statements. Risks and uncertainties which could cause actual results to differ include, without limitation, risks and uncertainties associated with slowdowns or downturns in economic conditions generally and in the market for advanced network and service assurance solutions specifically, NetScout’s relationships with strategic partners, dependence upon broad-based acceptance of NetScout’s network performance management solutions, NetScout’s ability to achieve and maintain a high rate of growth, introduction and market acceptance of new products and product enhancements, the ability of NetScout to take advantage of service provider opportunities, competitive pricing pressures, reliance on sole source suppliers, successful expansion and management of direct and indirect distribution channels and dependence on proprietary technology and the ability of NetScout to successfully integrate Psytechnics, Fox Replay, Simena, Accanto Systems and ONPATH Technologies, and achieve operational efficiencies. For a more detailed description of the risk factors associated with NetScout, please refer to NetScout’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013 on file with the Securities and Exchange Commission. NetScout assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

©2014 NetScout Systems, Inc. All rights reserved. NetScout and the NetScout logo and nGenius are registered trademarks of NetScout Systems, Inc.

NetScout Systems, Inc. Condensed Consolidated Statements of Operations (In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Revenue:
Product	$68,561	$52,676	$163,895	$139,100
Service	41,867	38,891	120,435	113,373
Total revenue	110,428	91,567	284,330	252,473

Cost of revenue:
Product	14,534	12,182	36,117	32,582
Service	9,068	6,982	24,111	20,386
Total cost of revenue	23,602	19,164	60,228	52,968

Gross profit	86,826	72,403	224,102	199,505

Operating expenses:
Research and development	18,348	15,352	50,951	44,630
Sales and marketing	32,425	30,105	96,184	86,997
General and administrative	7,929	8,539	22,367	22,071
Amortization of acquired intangible assets	860	846	2,571	2,077
Restructuring charges	-	(1)	-	1,065
Total operating expenses	59,562	54,841	172,073	156,840

Income from operations	27,264	17,562	52,029	42,665
Interest and other expense, net	44	(104)	(88)	(576)

Income before income tax expense	27,308	17,458	51,941	42,089
Income tax expense	10,014	6,320	19,511	16,033
Net income	$17,294	$11,138	$32,430	$26,056

Basic net income per share	$0.42	$0.27	$0.78	$0.62
Diluted net income per share	$0.41	$0.26	$0.77	$0.62
Weighted average common shares outstanding used in computing:
Net income per share - basic	41,425	41,709	41,417	41,715
Net income per share - diluted	41,884	42,298	41,969	42,364

NetScout Systems, Inc. Reconciliation of Current GAAP to Current and Historical Non-GAAP Financial Measures (In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

GAAP Revenue	$110,428	$91,567	$284,330	$252,473
Deferred revenue fair value adjustment	140	400	419	671
Non-GAAP Revenue	$110,568	$91,967	$284,749	$253,144

GAAP Gross profit	$86,826	$72,403	$224,102	$199,505
Deferred revenue fair value adjustment	140	400	419	671
Inventory fair value adjustment	-	249	-	249
Share-based compensation expense (1)	256	157	740	425
Amortization of acquired intangible assets (2)	837	959	2,480	3,861
Compensation for post combination services (4)	8	7	25	7
Non-GAAP Gross profit	$88,067	$74,175	$227,766	$204,718

GAAP Income from operations	$27,264	$17,562	$52,029	$42,665
Deferred revenue fair value adjustment	140	400	419	671
Inventory fair value adjustment	-	249	-	249
Share-based compensation expense (1)	3,217	2,464	9,959	7,243
Amortization of acquired intangible assets (2)	1,697	1,805	5,051	5,938
Business development and integration expense (3)	78	543	482	1,374
Compensation for post combination services (4)	530	1,005	1,685	1,819
Restructuring charges	-	(1)	-	1,065
Non-GAAP Income from operations	$32,926	$24,027	$69,625	$61,024

GAAP Net income	$17,294	$11,138	$32,430	$26,056
Deferred revenue fair value adjustment	140	400	419	671
Inventory fair value adjustment	-	249	-	249
Share-based compensation expense (1)	3,217	2,464	9,959	7,243
Amortization of acquired intangible assets (2)	1,697	1,805	5,051	5,938
Business development and integration expense (3)	78	543	482	1,374
Compensation for post combination services (4)	530	1,005	1,685	1,819
Restructuring charges	-	(1)	-	1,065
Income tax adjustments (5)	(1,941)	(2,257)	(6,034)	(6,498)
Non-GAAP Net income	$21,015	$15,346	$43,992	$37,917

GAAP Diluted Net income per share	$0.41	$0.26	$0.77	$0.62
Share impact of non-GAAP adjustments identified above	0.09	0.10	0.28	0.28
Non-GAAP Diluted net income per share	$0.50	$0.36	$1.05	$0.90

Shares used in computing non-GAAP diluted net income per share	41,884	42,298	41,969	42,364

(1) Share-based compensation expense included in these amounts is as follows:
Cost of product revenue	$62	$61	$174	$176
Cost of service revenue	194	96	566	249
Research and development	1,157	778	3,316	2,164
Sales and marketing	944	775	2,952	2,301
General and administrative	860	754	2,951	2,353
Total share-based compensation expense	$3,217	$2,464	$9,959	$7,243

(2) Amortization expense related to acquired software and product technology included in these amounts is as follows:
Cost of product revenue	$837	$959	$2,480	$3,861
Operating expenses	860	846	2,571	2,077
Total amortization expense	$1,697	$1,805	$5,051	$5,938

(3) Business development and integration expense included in these amounts is as follows:
Cost of service revenue	$-	$-	$-	$-
Research and development	-	15	-	15
Sales and marketing	-	-	-	-
General and administrative	78	528	482	1,359
Other income (expense), net	-	-	-	-
Total business development and integration expense	$78	$543	$482	$1,374

(4) Compensation for post combination services included in these amounts is as follows:
Cost of product revenue	5	3	17	3
Cost of service revenue	3	4	8	4
Research and development	209	389	703	1,203
Sales and marketing	39	25	115	25
General and administrative	274	584	842	584
Total compensation for post combination services	$530	$1,005	$1,685	$1,819

(5) Total income tax adjustment is as follows:
Tax effect of non-GAAP adjustments above at 38%	$(2,149)	$(2,457)	$(6,685)	$(6,976)
Tax impact of non-GAAP reconciling items in loss jurisdictions	208	200	651	478
Total income tax adjustments	$(1,941)	$(2,257)	$(6,034)	$(6,498)

NetScout Systems, Inc. Consolidated Balance Sheets (In thousands)

	December 31,	March 31,
	2013	2013

Assets
Current assets:
Cash, cash equivalents and marketable securities	$144,991	$137,268
Accounts receivable, net	74,263	73,900
Inventories	11,128	7,563
Prepaid expenses and other current assets	18,219	18,581

Total current assets	248,601	237,312

Fixed assets, net	21,350	19,678
Goodwill and intangible assets, net	263,028	266,280
Deferred income taxes	5,629	9,211
Long-term marketable securities	37,222	16,823
Other assets	2,047	2,872

Total assets	$577,877	$552,176

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$8,679	$10,161
Accrued compensation	32,327	31,585
Accrued other	7,775	8,370
Deferred revenue	102,010	95,055

Total current liabilities	150,791	145,171

Other long-term liabilities	6,634	6,497
Deferred tax liability	991	941
Accrued long-term retirement benefits	1,578	1,757
Long-term deferred revenue	22,285	25,907

Total liabilities	182,279	180,273

Stockholders' equity:
Common stock	50	49
Additional paid-in capital	267,649	253,202
Accumulated other comprehensive income	2,521	671
Treasury stock, at cost	(108,513)	(83,480)
Retained earnings	233,891	201,461

Total stockholders' equity	395,598	371,903

Total liabilities and stockholders' equity	$577,877	$552,176

CONTACT:
NetScout Systems, Inc.
Catherine Taylor, 978-614-4286
Director of Investor Relations
IR@netscout.com